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                                                                   EXHIBIT 10.28

                            VIRAGE LOGIC CORPORATION

                         COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (this "Agreement") is made as of July 6, 2000 between Virage Logic Corporation, a California corporation (the "Company"), and the Purchasers listed on Exhibit A hereto (the "Purchasers").

                                    RECITALS

     WHEREAS, the Company has filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act") for an underwritten, firm commitment public offering (the "IPO");

     WHEREAS, the Purchasers desire to purchase from the Company shares of Common Stock, no par value per share ("Common Stock"), of the Company, concurrently with the IPO, upon the terms and conditions set forth herein; and

     WHEREAS, the Company and the Purchasers wish to set forth the terms and conditions upon which the Company will sell such shares to the Purchasers;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I.
                           PURCHASE AND SALE OF SHARES

     1.01 Purchase Price and Closing. The Company will issue and sell to the Purchasers and, subject to the terms and conditions of this Agreement, the Purchaser will purchase from the Company, an aggregate number of shares of Common Stock (the "Shares") determined by dividing $4,500,000 by the per-share price to the underwriters of shares of Common Stock in the IPO. Each Purchaser will purchase the percentage of such aggregate number of Shares set forth opposite such Purchaser's name on Exhibit A attached hereto. The purchase and sale will take place at a closing (the "Closing") to be held on the date, at the location and at the time of closing of the IPO, subject to the satisfaction of all of the conditions to the Closing specified in Article IV herein. At the Closing the Company will issue and deliver to each Purchaser a certificate evidencing the Shares purchased by such Purchaser hereunder against payment of the full purchase price therefor by wire transfer of immediately available funds to an account designated by the Company.

     1.02 Restrictions on Transfer. Each of the Purchasers shall execute and deliver to Lehman Brothers Inc. a lock-up agreement in substantially the form attached hereto as Exhibit B (the "Lock-Up Agreements").

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                                  ARTICLE II.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchasers as follows:

     2.01 Corporate Action. The Company has all necessary corporate power and has taken all corporate action required to enter into and perform this Agreement and any other agreements and instruments executed in connection herewith (collectively, the "Financing Documents"). The Financing Documents are valid and legally binding obligations of the Company, enforceable in accordance with their terms. The issuance, sale and delivery of the Shares in accordance with this Agreement, have been duly authorized by all necessary corporate action on the part of the Company. The issuance of the Shares is not subject to preemptive rights or other preferential rights in any present stockholders of the Company that have not been waived.

     2.02 No Conflict. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under
(i) any provision of the Certificate of Incorporation of the Company and Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, or license to which the Company or any of its properties or assets is subject, or (iii) any judgment, order, decree, applicable to the Company or its properties or assets.

     2.03 Status of Shares. The Shares, when issued and delivered in accordance with the terms hereof and after payment of the purchase price therefor, will be duly authorized, validly issued, fully-paid and non-assessable, issued in compliance with applicable state and federal securities laws and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Lock-Up Agreements or applicable state and federal securities laws.

     2.04 Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

     2.05 Registration Statement. The registration statement on Form S-1 (Registration No. 333-36108) and all amendments thereto filed by the Company for its IPO with the Securities and Exchange Commission ("Commission") on May 2, 2000 (the "Registration Statement"), when and if it is declared effective by the Securities and Exchange Commission, (a) will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they will be made and (b) will comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

     2.06 Capitalization. The capitalization of the Company set forth in the Registration Statement is, and as of the effective date of the Registration Statement will be, accurate in all material respects.


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                                  ARTICLE III.
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser, severally but not jointly, represents and warrants to the Company as follows:

     3.01 Authorization. When executed and delivered by the Purchaser, and assuming execution and delivery by the Company, this Agreement will constitute a valid obligation of the Purchaser, enforceable in accordance with its terms.

     3.02 Brokers and Finders. The Purchaser has not retained any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement.

     3.03 Investment Intent. This Agreement is made with the Purchaser in reliance upon its representation to the Company, which by the Purchaser's execution of this Agreement Purchaser hereby confirms, that the Shares to be received by the Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares. The Purchaser understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration and that the Company's reliance upon such exemption is predicated upon Purchaser's representations as set forth in this Agreement.

     3.04 Restriction on Transfer. The Purchaser covenants that in no event will it dispose of any of the Shares (other than pursuant to Rule 144 promulgated by Commission under the Securities Act ("Rule 144") or any similar or analogous rule or pursuant to a disposition registered with the Commission under the Securities Act) unless and until (a) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company and the Company's counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken. Notwithstanding the limitations set forth in the foregoing sentence, if the Purchaser is a partnership or limited liability company it may transfer Shares to its constituent partners or a retired partner of such partnership who retires after the date hereof or its constituent members or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner or retired partner or member or retired member or transfer by gift, will, or intestate succession to any such partner's or member's spouse or lineal descendants or ancestors without the necessity of registration or opinion of counsel if the transferee agrees in writing to be subject to the terms of this Agreement to the same extent if such transferee were a Purchaser; provided, however, that the Purchaser hereby covenants not to effect such transfer if such transfer either would invalidate the securities laws exemptions pursuant to which the Shares were originally offered and sold or would itself require registration and/or qualification under the Securities Act or applicable state securities laws. Until registered under the Securities Act or


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transferred pursuant to the provisions of Rule 144 all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:


     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

     3.05 Experience. The Purchaser represents that: (a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; (b) it has received and reviewed the Registration Statement and believes it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to obtain the Shares; (c) it has had the opportunity to discuss the Company's business, management, and financial affairs with the Company's management, (d) it has the ability to bear the economic risks of its prospective investment; and (e) it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment.

     3.06 Accredited Investor. The Purchaser presently qualifies and will as of the Closing qualify, as an "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

                                  ARTICLE IV.
                              CONDITIONS TO CLOSING

     4.01 Conditions of the Purchasers' Obligations. The obligation of each Purchaser to purchase and pay for the Shares to be purchased by it the Closing is subject to the satisfaction of the following conditions, any of which may be waived by such Purchaser:

          (a) Representations and Warranties. The representations and warranties of the Company contained in Article II shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

          (b) Performance. The Company shall have performed or fulfilled in all material respects all agreements, obligations, and conditions contained herein required to be performed or fulfilled by the Company before the Closing.

          (c) Consents, Waivers, Etc. The Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and


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governmental filings necessary to effectuate the terms of this Agreement, the
Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws. In addition to the documents set forth above, the Company shall have provided to the Purchaser any other information or copies of documents that it may reasonably request.

          (d) Proceedings Satisfactory; Compliance Certificate. All corporate and legal proceedings taken by the Company in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions shall be satisfactory in all material respects to the Purchaser, in the reasonable exercise of its judgment. The Company shall have delivered to the Purchaser a certificate dated as of the Closing, signed by the Company's President, certifying that the conditions set forth in Sections have been satisfied.

          (e) Investors' Rights Agreement. The Company's Restated and Amended Investors' Rights Agreement dated as of December 3, 1999 (the "Rights Agreement") shall have been amended to include the Purchaser as a party such that the Purchaser is entitled to registration and other rights under the Rights Agreement with respect to the Shares as though the Purchaser were an Investor (as defined in the Rights Agreement) and the Shares were Registrable Securities (as defined in the Rights Agreement).

     4.02 Conditions of the Company's Obligation. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Purchasers contained in Article III shall be true in all material respects on and as of the Closing with the same effect as if made on and as of the Closing,

          (b) Consents, Waivers, Etc. The Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws.

          (c) Lock-Up Agreement. Each Purchaser shall have executed and delivered to the underwriters a Lock-Up Agreement in the form of Exhibit B hereto.

                                   ARTICLE V.
                                OTHER AGREEMENTS

     5.01 Registration Rights. The parties shall use their best efforts to amend the Rights Agreement to include the Purchasers' parties such that the Purchasers are entitled to registration and other rights under the Rights Agreement with respect to the Shares as though the Purchasers were Investors (as defined in the Rights Agreement) and the Shares were Registrable Securities (as defined in the Rights Agreement).


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

     5.02 Publicity. The parties agree not to issue any announcement, press release or other public disclosure concerning this Agreement and/or any of the transactions or relationships contemplated hereby unless mutually approved by all parties. The Purchasers agree and acknowledge that this Agreement and the transactions contemplated hereby shall be disclosed in the Registration Statement and filed as an exhibit to the first amendment to the Registration Statement following execution hereof.

     5.03 Reincorporation into Delaware. The Purchasers acknowledge that prior to the Closing, the Company intends to reincorporate into Delaware by merging with and into a wholly-owned subsidiary of the Company that is incorporated under the laws of Delaware ("Virage Logic Delaware"). In connection with such reincorporation, Virage Logic Delaware will assume the Company's obligations under Agreement as fully as if Virage Logic Delaware were the Company at the time this Agreement was executed. Following such reincorporation, all references in this Agreement to the "Company" shall be deemed to refer to Virage Logic Delaware and all references to Common Stock shall be deemed to refer to the common stock, $.001 par value, of Virage Logic Delaware.

     5.04 Satisfaction of IPO Letter. By executing this Agreement, Crosslink Capital, Inc. ("Crosslink") hereby agrees that it shall deem the Company to have satisfied in full its obligations under that certain letter agreement dated December 1, 1999 between the Company and Crosslink related to the Company's IPO and that upon the Closing hereunder the Company shall have no further obligations under that agreement.

                                  ARTICLE VI.
                                  MISCELLANEOUS

     6.01 No Waiver. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

     6.02 Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, by a written instrument signed by the Company and by persons who after the Closing will hold at least a majority of the aggregate of the Shares to be purchased under this Agreement. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     6.03 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to a Purchaser, at such


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Purchaser's address as set forth on Exhibit A, or at such other address as the
Company or such Purchaser may designate by 10 days' advance written notice to the other parties hereto.

     6.04 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns, except that the Purchasers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Company.

     6.05 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     6.06 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement, shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     6.07 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflicts of laws principles to the contrary.

     6.08 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     6.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                     VIRAGE LOGIC CORPORATION


                                     By: /s/ JAMES R. PEKARSKY
                                         -------------------------------------
                                     Name: James R. Pekarsky
                                     Title: VP Finance, CFO

                                     PURCHASERS:

                                     CROSSLINK CROSSOVER FUND III, L.P.

                                     By: Crossover Fund III Management, L.L.C.,
                                         Its General Partner


                                     By: /s/ MICHAEL J. STARK
                                         -------------------------------------
                                         Michael J. Stark, Managing Member


                                     OFFSHORE CROSSLINK CROSSOVER FUND
                                     III, Unit Trust

                                     By: Crossover Fund III Management, L.L.C.,
                                         Its Managing Member


                                     By: /s/ MICHAEL J. STARK
                                         -------------------------------------
                                         Michael J. Stark, Managing Member




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

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


Purchaser's Name                                                 Percent of
  and Address                                                      Shares
----------------                                                 ----------
CROSSLINK CROSSOVER FUND III, L.P.                                 86.87%

OFFSHORE CROSSLINK CROSSOVER FUND III, Unit Trust                  13.13%


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

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT




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

                                LOCK-UP AGREEMENT

                                                                    July 6, 2000


Lehman Brothers Inc.
  As Representative of the Several Underwriters
555 California Street, Suite 3000
San Francisco, California 94104

Re:  Virage Logic Corp. (the "Company")

Ladies and Gentlemen:

     The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (the "Common Stock"), options or warrants to purchase shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock (collectively, the "Securities"). This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by and between the Company and you, as Representative of the several Underwriters, with respect to the initial public offering (the "Offering") of Common Stock of the Company. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company, by, among other things, raising additional capital for its operations.

     In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Lehman Brothers Inc. ("Lehman Brothers"), (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any shares of Common Stock of the Company or any Securities of the Company, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any Securities, whether any such transaction is to be settled by delivery of Common Stock or such other Securities, in cash or otherwise, or
(iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii), in the case of each of clauses (i), (ii) and (iii) for a period of one year after the date of execution of the Underwriting Agreement. The foregoing notwithstanding, the undersigned may, without the prior written consent of Lehman Brothers, dispose of shares of Common Stock or Securities (1) acquired in open market transactions after the completion of the Offering, or
(2) which are disposed of (x) as bona fide gifts approved by Lehman Brothers, and (y) as a distribution to partners or shareholders of such person; provided that in the case of each of clauses (x) and (y), such donees, transferees or distributees enter into lock-up agreements with you to the effect stated above. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

     This Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assignees of the undersigned. If for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,



                                        ----------------------------------------
                                        Name:



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